PCG MEDIA, INC.
                            525 South 300 East
                        Salt Lake City, Utah 84111



                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             February 8, 2000



                  TO THE SHAREHOLDERS OF PCG MEDIA, INC.

     A special meeting of the shareholders of PCG Media, Inc. will be held at the Greystone Office Complex Conference Room, 1850 E. Flamingo Road, Suite 115, Las Vegas, Nevada, on February 8, 2000, at 10:00 a.m. Pacific Time, for the following purposes.

     1.   To approve a Plan of Merger with Home Gambling Network, Inc. and,

     2.   Amend the Articles of Incorporation and By-laws of PCG Media, Inc.

     3.   Change the name of PCG Media, Inc. to i2corp.com.

     4. Approve new Board of Directors pursuant to the Agreement and Plan of Merger

     5.   Approve the Incentive Stock Option Plan

     6. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Shareholders of record at the close of business on January 26, 2000, are entitled to notice of and to vote at the meeting. The Company's proxy statement accompany this notice.

     All shareholders are invited to attend the meeting in person.

           WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING
            IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND
                      RETURN IT AS SOON AS POSSIBLE.

                                   By Order of the Board of Directors,


                                   /s/ John Peters
                                   John W. Peters
                                   President

January 28, 2000

PROXY STATEMENT MEMORANDUM
CONFIDENTIAL
January 26, 2000


                      SPECIAL MEETING OF STOCKHOLDERS
                                    OF
                              PCG MEDIA, INC.
                       (To be held February 8, 2000)



                PCG MEDIA, INC./HOME GAMBLING NETWORK, INC.
                  Stock for Stock Exchange Reorganization
                                  IRC 368
                         _________________________

                        PROXY STATEMENT MEMORANDUM

      The shares of Common Stock of Home Gambling Network, Inc. ("HGN"), (the "HGN Shares"), are being exchanged into 24,000,000 shares of Common Stock of PCG Media, Inc. ("PCG") (the "Company") at an exchange price of Three Dollars ($3.00) per share of Common Stock, (the "Shares"). The Common Stock of PCG Media, Inc. is traded Over The Counter ("OTC") under the symbol "PCGM". Immediately after the Merger there will be 30,000,000 shares of Common Stock of PCG issued and outstanding. 20% of the issued and outstanding shares will remain with the existing stockholders of PCG; 80% of the issued and outstanding shares will be newly issued to the stockholders of HGN.
                         _________________________

      This Proxy Statement Memorandum is being furnished to the holders of the common stock, $.001 par value ("PCG's Common Stock"), of PCG, a Nevada corporation, in connection with the solicitation of proxies by the board of directors of PCG for use at a special meeting of stockholders of PCG to consider and vote upon approval of a merger agreement dated January 18, 2000, ("Merger Agreement") among PCG Media, Inc. a Nevada Corporation, PCG Subsidiary, Inc., a Nevada corporation ("Merger Subsidiary") and Home Gambling Network, Inc., a Nevada corporation ("HGN") providing for the merger (the "Merger") of HGN into Merger Subsidiary. If the proposed Merger is consummated; HGN stockholders ("HGN Stockholders"), as hereinafter defined, of HGN will be entitled to receive 24 shares of PCG stock, par value $.001("PCG's Common Stock") for each share of HGN's Common Stock owned by them.

      PCG stockholders should consider the factors prior to voting on the proposed Merger.


     This Proxy Statement Memorandum is dated and was first mailed to PCG Stockholders on or about January 28, 2000.
                ___________________________________________

                       DELIVERY OF CERTAIN DOCUMENTS

      This Proxy Statement Memorandum incorporates documents by reference which are not presented herein or delivered herewith. These documents are available upon request from PCG Media, Inc. at the law offices of Sperry Young & Stoecklein, 1850 E. Flamingo Rd., Suite 111, Las Vegas, Nevada 89119 (telephone (702) 794-2590).

      PCG will provide without charge a copy of any or all of the documents referred to above (other than certain exhibits to such documents) to each person to whom this Proxy Statement Memorandum is delivered, on the written or oral request of such person.

      No person has been authorized to give any information or to make any representation other than as contained herein in connection with the matters described herein, and, if given or made, such information or representation must not be relied upon as having been authorized by PCG or HGN. Neither the delivery of this Proxy Statement Memorandum nor any distribution of PCG Common Stock hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of PCG or HGN since the date hereof.

                         RISK DISCLOSURE STATEMENT

PCG STOCKHOLDERS INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROXY MEMORANDUM OR ANY COMMUNICATION, WHETHER WRITTEN OR VERBAL, FROM THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS, AS LEGAL, TAX, ACCOUNTING OR OTHER EXPERT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OWN LEGAL COUNSEL, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS AS TO LEGAL, TAX, ACCOUNTING AND RELATED MATTERS CONCERNING THIS MERGER.

NO REPRESENTATION OR WARRANTY OF ANY KIND IS INTENDED OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, WHICH MAY ACCRUE TO THE STOCKHOLDERS.

THE SHARES OFFERED IN THE EXCHANGE ARE OFFERED IN EXCHANGE FOR SHARES IN HGN ONLY, SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION OF THIS MERGER WITHOUT NOTICE.

THE COMPANY HAS AGREED TO GRANT TO EACH STOCKHOLDER AND/OR HIS, HER OR ITS REPRESENTATIVE (S), PRIOR TO THE EXCHANGE OF ANY SHARES HEREUNDER, THE OPPORTUNITY TO REVIEW ADDITIONAL DOCUMENTS AND INFORMATION AND TO ASK QUESTIONS OF, AND TO RECEIVE ANSWERS FROM, THE COMPANY OR ITS REPRESENTATIVES CONCERNING THE COMPANY, ITS BUSINESS, THE TERMS AND CONDITIONS OF THIS MERGER OR ANY OTHER RELEVANT MATTER, AND TO SUPPLY ANY ADDITIONAL INFORMATION NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN, TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE. EACH STOCKHOLDER IS URGED TO MAKE OR UNDERTAKE SUCH PERSONAL INVESTIGATION. IN CONNECTION WITH ANY SUCH INQUIRY, ANY DOCUMENTS WHICH ANY STOCKHOLDER WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON
REQUEST, SUBJECT TO THE STOCKHOLDER'S AGREEMENT TO MAINTAIN SUCH INFORMATION IN STRICT CONFIDENCE. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE TO THE COMPANY AS
FOLLOWS: PCG MEDIA, INC. C/O SPERRY YOUNG & STOECKLEIN, 1850 E. FLAMINGO RD., SUITE 111, LAS VEGAS, NEVADA.

      THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF PCG BECAUSE, IF THE EXCHANGE AGREEMENT IS APPROVED AND ADOPTED AND THE PROPOSED EXCHANGE OF SHARES IS CONSUMMATED, THE STOCKHOLDER'S EQUITY INVESTMENT IN PCG WILL BE DILUTED AS THE RESULT OF THE ISSUANCE OF AN ADDITIONAL 24,000,000 SHARES OF PCG STOCK IN EXCHANGE FOR 100% OF THE SHARES OF HGN. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS PROXY STATEMENT MEMORANDUM.

Date, Time and Place of the
Special Meeting of the Special
Meeting of PCG                                Tuesday,  February 8,  2000,
Stockholders..................                at  10:00  a.m.,  Las  Vegas
                                              time,   at   the   Greystone
                                              Office   Complex  Conference
                                              Room  Suite  115,  1850   E.
                                              Flamingo  Rd.,  Las   Vegas,
                                              Nevada,     ("the    Special
                                              Meeting").

Purpose of the                                To  consider and vote on the
Meeting...................................    approval   of   the   Merger
                                              Agreement dated January  18,
                                              2000       (the      "Merger
                                              Agreement"), a copy of which
                                              is  attached to  this  Proxy
                                              Statement   Memorandum    as
                                              Appendix A, among PCG Media,
                                              Inc.,  a  Nevada corporation
                                              ("PCG"),    Home    Gambling
                                              Network,   Inc.,  a   Nevada
                                              corporation ("HGN"), and PCG
                                              Subsidiary,  Inc.,  a  newly
                                              formed  Nevada  corporation.
                                              The     Merger     Agreement
                                              Provides for the merger (the
                                              "Merger")   of   HGN    into
                                              Subsidiary.

Stockholders Entitled to Vote...............  Only  PCG  stockholders   of
                                              record  at  5:00  p.m.,  Las
                                              Vegas  time on January 26th,
                                              2000  are entitled to notice
                                              of   and  to  vote  at   the
                                              Special Meeting. At the time
                                              there  are 6,000,000, issued
                                              and  outstanding  shares  of
                                              common   stock,  $.001   par
                                              value, of PCG ("PCG's Common
                                              Stock").

Vote Required..............................   Under   Nevada   law,    the
                                              approval and adoption of the
                                              Merger Agreement require the
                                              affirmative  vote   of   the
                                              holders  of  a  majority  of
                                              PCG's      Common      Stock
                                              outstanding and entitled  to
                                              vote.  PCG anticipates  that
                                              all  current  PCG  directors
                                              and officers will vote their
                                              shares  of PCG Common  Stock
                                              to approve the Merger. As of
                                              January   21,   2000,    the
                                              directors  and  officers  of
                                              PCG    beneficially    owned
                                              50,000  shares of PCG Common
                                              Stock  representing 8  %  of
                                              the  outstanding  shares  of
                                              PCG    Common    Stock.    A
                                              unanimous  vote of  approval
                                              for   the  Merger   of   HGN
                                              stockholders    has     been
                                              obtained.

Interest of PCG Management.................   As   of  January  21,  2000,
                                              directors  and  officers  of
                                              PCG  beneficially  owned  an
                                              aggregate of 0 shares of HGN
                                              Common    Stock,   including
                                              options to purchase shares.

Terms of the Merger........................   As  a  result of the Merger,
                                              each  holder  of outstanding
                                              shares  of HGN Common  Stock
                                              will  receive 24  shares  of
                                              common   stock,  $.001   par
                                              value,  of PCG ("PCG  Common
                                              Stock")  for each  share  of
                                              HGN  stock, pursuant to  the
                                              Merger    Exchange     Ratio
                                              ("Merger  Exchange   Ratio")
                                              attached   to   the   Merger
                                              Agreement.
Merger Exchange Ratio.............            The  Merger  Exchange  Ratio
                                              consists   of  an   exchange
                                              ratio  whereby 24 shares  of
                                              PCG  Common  Stock  will  be
                                              issued for each share of HGN
                                              Common Stock. With 1 million
                                              shares  of HGN Common  Stock
                                              issued and outstanding as of
                                              January  18, 2000, PCG  will
                                              issue  24 million shares  of
                                              Common Stock.

Exchange of Certificates............          If     the     Merger     is
                                              consummated,   exchange   of
                                              certificates        formerly
                                              representing shares of HGN's
                                              Common       Stock       for
                                              certificates    representing
                                              the  appropriate  number  of
                                              shares  of PCG Common  Stock
                                              will  be made upon surrender
                                              to  Standard  Registrar  and
                                              Transfer, ("Exchange Agent")
                                              Draper,   Utah,    of    the
                                              certificates        formerly
                                              representing  HGN's   Common
                                              Stock. SHARES SHOULD NOT  BE
                                              SURRENDERED   FOR   EXCHANGE
                                              PRIOR  TO  APPROVAL  OF  THE
                                              MERGER BY HGN'S STOCKHOLDERS
                                              AND RECEIPT OF A NOTICE THAT
                                              THE    MERGER    HAS    BEEN
                                              CONSUMMATED      AND      OF
                                              INSTRUCTIONS FOR  SUBMITTING
                                              HGN'S CERTIFICATES.

                                              Fractional  shares  of   PCG
                                              Common  Stock  will  not  be
                                              issued.  Instead,  PCG  will
                                              round   up  to  the  nearest
                                              shares.   HGN   stockholders
                                              will  be  provided  with   a
                                              letter  of  transmittal  and
                                              related materials needed  to
                                              effectuate  the exchange  of
                                              their certificates.

Recommendation of PCG's Board of Directors;
Reasons for the Merger; Fairness.....         The  board  of directors  of
                                              PCG  has  duly approved  the
                                              Merger     Agreement     and
                                              recommends a vote  in  favor
                                              of it in the belief that the
                                              Merger   is  in   the   best
                                              interest       of        PCG
                                              stockholders. Before  giving
                                              this   approval,  the  PCG's
                                              board  reviewed a number  of
                                              factors, including the terms
                                              of the Merger Agreement, the
                                              Merger    Exchange    Ratio,
                                              information  regarding   the
                                              financial         condition,
                                              operations and prospects  of
                                              PCG  and HGN, and advice  of
                                              PCG's management.

Dissenters' Rights................            PCG's   Common   Stock   who
                                              perfect  dissenters'  rights
                                              pursuant to Sections  78.471
                                              through 78.502 of the Nevada
                                              General Corporation Law will
                                              be  entitled to receive cash
                                              for    their    shares    in
                                              accordance     with     such
                                              sections.     TO     PERFECT
                                              DISSENTERS'  RIGHTS,  IT  IS
                                              IMPORTANT   TO  FOLLOW   THE
                                              PROCEDURES SET FORTH IN  THE
                                              NEVADA STATUTE. HGN and  PCG
                                              are  not required to proceed
                                              with   the  Merger  if   the
                                              holders of more than 10%  of
                                              PCG   Common  Stock   assert
                                              dissenter's rights.

Federal Income Tax Consequences........       For   federal   income   tax
                                              purposes,  it  is   intended
                                              that the Merger constitute a
                                              "reorganization"       under
                                              Section  368 of the Internal
                                              Revenue Code so that no gain
                                              or  loss  will be recognized
                                              by   HGN  stockholders   who
                                              exchange their shares of HGN
                                              Common  Stock in the  Merger
                                              (except with respect to cash
                                              received in for shares as to
                                              which  stockholders exercise
                                              dissenters' rights).
Conditions to the Merger;
          Termination...............          Notwithstanding approval  of
                                              the  Merger Agreement by PCG
                                              stockholders,   consummation
                                              of  the Merger is subject to
                                              a   number   of   conditions
                                              which,  if not fulfilled  or
                                              waived,  permit  termination
                                              of   the  Merger  Agreement,
                                              including the absence of any
                                              temporary restraining order,
                                              preliminary   or   permanent
                                              injunction,  or other  order
                                              preventing  consummation  of
                                              the     Merger    or     any
                                              transaction contemplated  by
                                              the  Merger  Agreement.  The
                                              Merger    Agreement     will
                                              terminate  by its  terms  if
                                              the  Merger has not occurred
                                              on  or  prior to the earlier
                                              of February 15, 2000 or five
                                              business days following  the
                                              PCG stockholder approval  of
                                              the  Merger  Agreement.  The
                                              Merger may also be abandoned
                                              by  mutual consent,  and  in
                                              certain other circumstances.

Effective Time................                If  the Merger Agreement  is
                                              adopted and approved at  the
                                              Special  Meeting,  and   all
                                              other   conditions  to   the
                                              Merger  have  been  met   or
                                              waived,  the parties  expect
                                              the  Merger to be  effective
                                              on  the  day of the  Special
                                              Meeting      or      shortly
                                              thereafter.      If      all
                                              conditions  are not  met  or
                                              waived,  there  could  be  a
                                              delay in the Effective  Time
                                              or   the   Merger  Agreement
                                              could be terminated.

Operation of HGN after the Merger....         It   is  contemplated  that,
                                              after  the Merger, PCG  will
                                              operate  HGN  as  a  wholly-
                                              owned subsidiary.

                   SHARES OUTSTANDING AND VOTING RIGHTS

      The only authorized class of capital stock of PCG outstanding and entitled to vote at the Special Meeting is the PCG Common Stock. On January 26, 2000, at 5:00 p.m., Las Vegas time, the record date for determination of PCG stockholders entitled to notice of and to vote at the Special Meeting, there were 6,000,000 shares of PCG Common Stock outstanding. Each outstanding share of PCG Common Stock is entitled to one vote on each matter submitted to the Special Meeting.

      Holders of a majority of the outstanding shares of PCG Common Stock entitled to vote must be present in person or represented by proxy to constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of PCG Common Stock entitled to vote is required for approval and adoption of the Merger Agreement.

      The board of directors of PCG has been designated as proxy to vote shares of PCG Common Stock solicited on its behalf. If the enclosed form of proxy is executed and returned, it may nonetheless be revoked at any time prior to the vote at the Special Meeting by written notice to the law offices of Sperry Young & Stoecklein, 1850 E. Flamingo Rd., Suite 111, Las Vegas, Nevada, by attending the meeting and electing to vote in person, or by proper delivery of a duly executed proxy bearing a later date. The persons named in the enclosed proxy will vote as directed with respect to the Merger Agreement, or in the absence of any direction, in favor of approval and adoption of the Merger Agreement.

      THE BOARD OF DIRECTORS OF PCG HAS APPROVED THE MERGER AGREEMENT BY UNANIMOUS VOTE OF ALL DIRECTORS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                THE MERGER

Introduction

      The boards of directors of HGN and PCG have each duly approved the Merger Agreement. All references to the Merger and the terms and conditions thereof in this Proxy Statement Memorandum are qualified by reference to the Merger Agreement set forth as Appendix A hereto, which is incorporated herein by reference.

      It is contemplated that after the Merger, PCG will operate HGN as a wholly-owned subsidiary. PCG intends that HGN will operate its business and PCG. As a result of the Merger, the stockholders of HGN, a Nevada corporation, will become stockholders of PCG, a Nevada corporation.

Capitalization of PCG and Conversion of Shares

      The capital stock of PCG consists of 50,000,000 shares of Common Stock with a par value of one tenth of one cent ($0.001) per share, 6,000,000 shares of which are issued and outstanding on the date hereof. Total shares outstanding after the Merger will be 30,000,000. The shares are all of one class, common, with like rights and privileges. Each share is entitled to participate equally in dividends and distributions declared by the PCG. Each share is entitled to one (1) vote on each matter. The shares of common voting stock, when issued and paid for, shall be fully paid and non-assessable and will have no preference, pre-emptive, conversion or exchange rights. PCG has no senior securities or long-term debt authorized, issued or outstanding, and has no present intention of issuing either security. All voting is noncumulative. Accordingly, the holders of more than fifty percent (50%) of the shares of the Company's Common Stock will be able to elect all representatives to the Board of Directors, and the holders of less than fifty percent (50%) will not be able to elect any of the Board of Directors.

     When the Articles and Certificate of Merger have been acknowledged and filed with the Secretary of State of Nevada, as required by the Nevada General Corporation Law (the "Effective Time"), the outstanding shares of HGN Common Stock, by virtue of the Merger and without any action on the part of the holders thereof, will cease to be outstanding and will be converted into shares of PCG Common Stock at the Merger Exchange Ratio.

      If the Merger Agreement becomes effective, PCG will issue Standard Registrar and Transfer, Draper, Utah (the "Exchange Agent") certificates representing the number of shares of PCG Common Stock into which the shares of HGN Common Stock outstanding at the Effective Time are to be converted. The Exchange Agent will distribute certificates representing the number of whole shares of PCG Common Stock to each HGN stockholder upon the surrender to the Exchange Agent for cancellation of stock certificates representing such holder's shares of HGN Common Stock. The approval of the Merger by the stockholders of PCG will constitute approval of the appointment of the Exchange Agent.

Negotiation of Terms; Reasons for Merger

      The terms of the original proposal and Merger Agreement were established through arms' length negotiations between representatives of HGN and PCG. Both the original proposals, and the Merger Exchange Ratio were approved by the boards of directors of HGN and PCG on the basis of a number of factors, including the financial condition and historical earnings of the two corporations and the comparative market prices and book values thereof. The board of directors of PCG believes the Merger to be in the best interests of PCG and its stockholders. In making this determination, the PCG board reviewed a number of factors, including the terms of the Merger Agreement, the Merger Exchange Ratio, information regarding the financial condition, operations and prospects of HGN and PCG. The PCG board found that, in the context of the foregoing, the value of the HGN Common Stock to be received pursuant to the Merger Exchange Ratio compared favorably with the value of the PCG stock

Interest of HGN Management

      No officer or director or controlling shareholder of PCG has an interest in HGN.

Federal Income Tax Consequences

     PCG has not received an opinion of counsel on the Federal Income Tax Consequences of the transaction, nor does PCG intend to acquire such opinion, however; PCG and HGN have structured the Merger with the intention that, based upon the terms of the Merger Agreement and certain related factual representations, the Merger will be treated for federal income tax purposes as a reorganization under Section 368 of the Internal Revenue Code of 1986 ("Code") and that, accordingly, (i) no gain or loss will be recognized by the stockholders of HGN who exchange all of their HGN Common Stock solely for PCG Common Stock pursuant to the Merger.

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of PCG Common Stock entitled to vote at the Special Meeting is required for the approval and adoption of the Merger Agreement.

Dissenters Rights'

     If the Merger is approved by the required vote of the PCG stockholders and is not abandoned or terminated, any holder of PCG Common Stock may, by complying with the provisions of Sections 78.471 through 78.502 of the Nevada General Corporation Law, and subject to the limitations discussed below, require PCG to purchase for cash at their fair cash value the shares of PCG Common Stock owned by such stockholder. The fair cash value shall be determined as of the day before the vote on the Merger Agreement is taken, excluding any element of value arising from the expectation or accomplishment of the Merger.

      A dissenting PCG stockholder (a "Dissenting Stockholder") wishing to require PCG to purchase his or her shares of PCG Common Stock ("Dissenting Shares") must:

      (1) at or prior to the taking of the vote on the Merger Agreement, object thereto in writing;
     (2)  not vote his shares in favor of the proposed action;
      (3) within the time period set forth in the dissenter's notice, not less than 30 days nor more than 60 days after the date the notice was delivered, (i) demand payment, (ii) certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice, and (iii) deposit his certificates in accordance with the terms of the notice.

  The Dissenting Stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under NRS 78.471 to 78.502, inclusive. NRS 78.494 (3)

  Subject to the provisions of the Nevada General Corporation Law, payment of the fair cash value of the Dissenting Shares will be made within 30 days after surrender of the certificates therefore. If PCG and the Dissenting Stockholder fail to agree upon the fair cash value of the Dissenting Shares within sixty days, then the corporation shall commence a proceeding within the 60 day period in a District Court of Clark County, Nevada, requesting the court to determine the fair value of the Dissenters Shares, including all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court.

Conditions for Merger and Other Provisions

      A copy of the Merger Agreement is available at the law offices of Sperry Young & Stoecklein. The Merger Agreement sets forth representations and warranties by each of the parties and the terms, covenants and conditions to be complied with and performed by each of them on or before the Effective Time. Consummation of the Merger is conditioned upon satisfaction or waiver of conditions precedent set forth in the Merger Agreement, including, among other things, (i) the holders of not more than 10% of PCG Common Stock asserting dissenters' rights, (ii) the absence of any material adverse change in the condition, financial or otherwise, of PCG or HGN, (iii) absence of material misrepresentations or breaches of covenants, and (iv) the absence of temporary restraining order, preliminary or permanent injunction, or other order preventing consummation of the Merger or any transaction contemplated by the Merger Agreement.

     If the Merger Agreement is approved by the stockholders of PCG and if all other conditions imposed on PCG and HGN are met or waived, it is expected that the Merger will become effective on the day of the Special Meeting or as soon as practicable thereafter. In the event the conditions are not met or waived, the Effective Time could be delayed or the Merger Agreement could be terminated.

     The Merger Agreement may be terminated and the Merger abandoned (whether before or after approval by PCG stockholders): (i) by the mutual consent of the boards of directors of PCG, PCG Subsidiary, and HGN; (ii) by PCG in the event of the material breach by HGN of any provision of the Merger Agreement, which breach is not remedied by HGN within 15 days after receipt of notice thereof from PCG; (iii) by HGN in the event of the material breach by PCG of any provision of the Merger Agreement, which breach is not remedied by PCG within 15 days after receipt of notice thereof from HGN; (iv) by PCG if the stockholders of PCG fail to approve the Merger and the Merger Agreement by a majority vote at a duly held meeting of stockholders of PCG called for such purpose.

     The Merger Agreement will automatically terminate by its terms if the Effective Time has not occurred on or prior to the earlier of (a) 5:00 p.m. Nevada time on February 15, 2000 or (b) five business days following approval of the Merger Agreement by PCG stockholders.

           SECURITIES COVERED BY THIS PROXY STATEMENT MEMORANDUM

     A total of 24,000,000 shares of PCG Common Stock are covered by this Proxy Statement Memorandum.


                              BUSINESS OF HGN

     Home Gambling Network, Inc. was formed with the concept of bringing Live "Real Time" Casino Gambling to a customer's home/office anywhere they may be globally. This concept is embodied in a US patent, with foreign patent protection, issued and assigned to HGN in 1998. This patent allows HGN, holder of this world wide patent, to offer exclusive rights for Live Gaming from a Remote Location with the use of the player's existing credit/debit account.

                  MANAGEMENT OF PCG FOLLOWING THE MERGER

     The management of PCG following the merger will be as follows:

     Directors:
               Deedee Molnick
               Susanne M. Molnick
               Christopher Paul Almida
               Phil D. Anderson, Esq.
               H. Yale Gutnick, Esq.
               Bradley Alan Grieco

     Officers:
               President - deedee Molnick
               Secrtary/Treasurer - Susanne Molnick

                              PCG MEDIA, INC.
                                   PROXY

                      Special Meeting of Shareholders
                             February 8, 2000

     The undersigned appoints The Board of Directors of PCG Media, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the special meeting of shareholders of PCG Media, Inc., to be held February 8, 2000, beginning at 10:00 a.m., Pacific Time, at the Greystone Office Complex Conference Room located at 1850 E. Flamingo Rd, #115, Las Vegas, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated January 28, 2000, a copy of which has been received by the undersigned, as follows:

1.   Vote _____                    Withhold Vote _____

for the approval of the Merger between PCG Media, Inc. and Home Gambling Network, Inc.

2.   Amend the Articles of Incorporation and By-laws of PCG Media, Inc.

3.   Changes the name of PCG Media, Inc. to i2corp.com.

4. Approve new Board of Directors pursuant to the Agreement and Plan of Merger

5.   Approve and Incentive Stock Option Plan

6. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.


Date ___________________________, 2000        Number  of Shares ________________



Please sign exactly as
your name appears on
your stock certificate(s).
If your stock is issued in    Signature_______________________________
the names of two or more      Print Name Here:________________________
persons, all of them must
sign this proxy.  If signing
in representative capacity,
please indicate your title.
                              Signature________________________________
                              Print Name Here:_________________________



       PLEASE SIGN AND RETURN THIS PROXY PRIOR TO FEBRUARY 6, 2000.